UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2011

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification No.)

601 McCarthy Boulevard, Milpitas, California  95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Effective as of September 9, 2011, officers of SanDisk Corporation (the “Company”) subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Officers”), including named executive officers, acknowledged the Company’s new policy regarding the recoupment of certain performance-based compensation payments (the “Clawback Policy”) in the event of a restatement of the financial statements of the Company (the “Acknowledgement”).  The Clawback Policy provides that the Board of Directors (the “Board”) of the Company (or an appropriate committee or committees designated by the Board) may require reimbursement or forfeiture to the Company of all or a portion of any cash-based incentive compensation paid to an Officer to the extent that: (1) the Company’s financial statements are required to be restated as a result of material non-compliance with any financial reporting requirements under the federal securities laws (other than a restatement due to a change in financial accounting rules); (2) as a result of such restatement, a performance measure or specified performance target which was a material factor in determining the amount of cash-based incentive compensation previously earned by the Officer is restated; and (3) upon a determination by the Board, a lesser payment of cash-based incentive compensation would have been made to the Officer based upon the revised financial results.

This Clawback Policy shall apply to any cash-based incentive compensation paid to an Officer (while such individual is an Officer) from and after July 28, 2011 during the three (3) year period preceding the date on which the Company discloses on a Form 8-K or via other publicly filed disclosure that it is required to restate its financial statements.  In addition, the Clawback Policy will terminate upon a “Change of Control” as defined therein.  A copy of the Clawback Policy is provided at the Company’s website (www.sandisk.com/IR).

The foregoing description of the Acknowledgement is qualified in its entirety by the Acknowledgement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of SanDisk Corporation Clawback Policy Acknowledgement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2011
SANDISK CORPORATION

	By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of SanDisk Corporation Clawback Policy Acknowledgement.